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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     February 24, 2009 (February 24, 2009)


                        Ace Marketing & Promotions, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        NEW YORK                   000-51160                   11-3427886
        --------                   ---------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


                  457 Rockaway Avenue, Valley Stream, NY 11582
                  --------------------------------------------
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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Item 8.01         Other Events

         On February 24, 2009, the Company entered into an Agreement with Legend Securities, Inc. for a term of one (1) year (the "Term"). Legend has agreed to provide services outlined below to increase investor awareness. The services include the following:

         o assistance with investor presentations such as, but not limited to, PowerPoint slide presentations, broker/dealer fact sheets, financial projections and budgets;

         o        sponsorship to capital conferences;

         o        identification and evaluation of financing transactions;

         o identification and evaluation of acquisition and/or merger candidates;

         o introductions to broker dealers, research analysts, and investment companies that Legend believes could be helpful to the Company.

         For their services Legend shall receive warrants to purchase 350,000 shares of the Company's restricted Common Stock, exercisable at $.80 per share, over a term of five (5) years, with the warrants investing 25% immediately and the balance in monthly incremental amounts through January 2010.

         Also, in consideration for the services described herein and subject to the completion of the Company's successful raise of net proceeds of at least $1,250,000 from the sale of its common stock, excluding common stock sold pursuant to commitments obtained prior to the date of this agreement (hereinafter referred to the "CAPITAL TRANSACTION"), the Company shall accrue a monthly advisory fee of ten thousand dollars ($10,000.00) per month (the "MONTHLY ADVISORY FEE"). All accrued monthly advisory fees shall be paid to Legend on the Closing Date of the Capital Transaction and thereafter the Monthly Advisory Fee shall be paid no later than the fifteenth (15th) day of each monthly anniversary of the Effective Date during the Term of this Agreement.

Item 9.01         Exhibits

10.1 Agreement between the Registrant and Legend Securities, Inc. dated February 24, 2009 (filed herewith).


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ACE MARKETING & PROMOTIONS, INC.


Dated:  February 24, 2009                    By: /s/ Dean Julia
                                             ----------------------------

                                             Dean Julia, Chief Executive Officer